UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 19, 2007

Date of earliest event reported

LOGIC Devices Incorporated

(Exact name of registrant as specified in its charter)

0-17187

Commission File Number

California

94-2893789
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

395 West Java Drive, Sunnyvale, California 94089

(Address of principal executive offices)

(Zip Code)

(408) 542-5400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 23, 2007, LOGIC Devices Incorporated (the Company) announced that Ms. Kimiko Milheim has resigned her position as Chief Financial Officer, effective April 19, 2007. Ms. Milheim has recently been on maternity leave. Effective immediately, Mr. John Merlesena will act as Chief Financial Officer. Ms. Milheim has agreed to provide assistance to Mr. Merlesena during this transition.

Mr. Merlesena has been the Operations and Accounting Manager with the Company since May 2006.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits

99.1 - Press release entitled, "LOGIC Devices Announces Acting Chief Financial Officer," dated April 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIC Devices Incorporated (Registrant)

Date: April 23, 2007	By: /s/ William J. Volz William J. Volz President and Chief Executive Officer